UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST
(Name of Registrant as Specified In Its Charter)

(none)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Questions and Answers
THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
INSTRUCTIONS FOR SIGNING PROXY CARDS
SPECIAL MEETING OF SHAREHOLDERS OF GOLDMAN SACHS TRUST
PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES
Compensation Table*
NOMINEE OWNERSHIP OF FUND SHARES
PROPOSAL 2:
PROPOSAL 3:
OFFICERS OF THE TRUST
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF MATTERS AT THE MEETING
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B FIVE PERCENT SHAREHOLDERS
EXHIBIT C NOMINATING COMMITTEE CHARTER

GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

May [  ], 2007

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) to be held on August 3, 2007, at 2 P.M. (New York time), at the offices of Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, NY 10005. Photographic identification will be required for admission to the Meeting.

At this important meeting, you will be asked to consider and act upon one or more of the following proposals.

Matters to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively the “Funds”):

Proposal 1.	To elect eight Trustees of the Trust.

Matters to be voted upon only by Shareholders of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Matters to be voted upon only by Shareholders of Goldman Sachs California AMT-Free Municipal Fund and Goldman Sachs New York AMT-Free Municipal Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 3.	To approve the removal of the Fund’s secondary investment objective.

Matters to be voted upon by all Shareholders of each Fund:

Proposal 4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

A formal Notice of Special Meeting of Shareholders and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust recommends that you vote “FOR” each of the proposals with respect to your Fund(s). However, before you vote, please read the proxy statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. Your prompt response will help reduce proxy costs — which are paid by the Trust and its Shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

Kaysie P. Uniacke
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE.

Questions and Answers

Q:	What is the purpose of this proxy solicitation?

A:	The purpose of this proxy solicitation is (i) to ask Shareholders of each Fund to vote on the election of eight members of the Board of Trustees (the “Board”) of Goldman Sachs Trust (the “Trust”), whose terms will be effective beginning August 3, 2007 or, in the event of a postponement or postponements or an adjournment or adjournments of the special meetings of shareholders (the “Meeting”), such later date as shareholder approval is obtained; (ii) with respect to each of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (“1940 Act”), from “diversified” to “non-diversified,” and to eliminate a related fundamental investment restriction; and (iii) with respect to each of Goldman Sachs California AMT-Free Fund and Goldman Sachs New York AMT-Free Fund, to approve the removal of the Fund’s secondary investment objective.

I.	BOARD PROPOSALS

A.	PROPOSAL 1 — ELECTION OF TRUSTEES

Q:	Why am I being asked to vote for Trustees?

A:	Over the course of the past several years, several members of the Board have ceased to serve as Trustees due to retirement or resignation. While the Board can ordinarily appoint new members without a shareholder vote, they cannot do so if, after such appointment, the number of Trustees who have been elected by shareholders falls below two-thirds of the Trust’s Trustees. If the new nominees to the Board were appointed, the number of Trustees elected by shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a shareholder meeting to elect new Trustees is required. The Board believes it is appropriate for the seated Trustees to also stand for election at this time. Your vote is important and can make a difference in the governance of the Funds.

Q:	How were the nominees chosen?

A:	The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates extensively, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board unanimously approved, the nominees in the proxy statement to stand for election.

Q:	If the Board proposal is approved by shareholders, how many Board members will sit on the Board?

A:	If all nominees are elected, the Board will consist of eight Trustees, six of whom would be “Independent Trustees.” Five of these individuals currently serve as Trustees; two will be new to the Board; and one was previously elected to the Board but resigned to maintain the Board’s composition of 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board/Trust has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. (“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, the primary Federal Statute regulating mutual funds).

Q:	Will the proposed changes result in higher fund expenses?

A:	Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee receives compensation from the Funds he or she oversees in the form of an annual retainer and a fee for each Board, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting actually attended. The Board currently has five Independent Trustees and one interested Trustee, although historically there have been six Independent Trustees. If all the nominees are elected, the Board will consist of eight Board Members, six of whom will be Independent Trustees. Accordingly, the cost

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to each Fund of Trustee compensation will increase if all nominees are elected. The amount of this increase to each individual Fund is expected to be immaterial.

B.	PROPOSAL 2: FOR THE SHAREHOLDERS OF GOLDMAN SACHS REAL ESTATE SECURITIES FUND, GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND, GOLDMAN SACHS TOLLKEEPERSM FUND AND GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY

Q:	Why am I being asked to vote to change the sub-classification of the Fund from diversified to non-diversified?

A:	Based on the information provided by Goldman Sachs Asset Management, L.P. (“GSAM”), each Fund’s investment adviser, to the Board and the recommendation of GSAM, the Board has determined that changing each Fund’s sub-classification to non-diversified would give the Fund’s investment adviser enhanced flexibility to invest in attractive issuers, which may benefit the Fund’s investment performance.

C.	PROPOSAL 3: FOR THE SHAREHOLDERS OF GOLDMAN SACHS CALIFORNIA AMT-FREE FUND AND NEW YORK AMT-FREE FUND ONLY

Q:	Why am I being asked to vote to remove the secondary investment objective of the Fund?

A:	The wording of each Fund’s secondary investment objective generally requires that (i) the Fund’s average credit quality equal AA/A+; and (ii) that the Fund maintain intermediate duration. The removal of each Fund’s secondary investment objective would permit each Fund and its portfolio managers to take advantage of market opportunities with respect to securities rated lower than AA/A+, but rated at least BBB/Baa at the time of purchase (in accordance with each Fund’s minimum credit quality), even if the purchase of those securities would cause the Fund’s average credit quality to vary at times from AA/A+. Proposal 3, if approved, would also remove any requirement that each Fund, as part of its investment objective, maintain an intermediate duration, which would allow the Fund’s portfolio managers some flexibility with respect to the average maturity of securities in the Fund’s portfolio.

II.	GENERAL QUESTIONS

Q:	What are the Boards’ recommendations?

A:	The Board recommends that all shareholders vote “FOR” the nominees to the Board; that the shareholders of the Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund vote “FOR” Proposal 2, the change in sub-classification of each Fund; and that the shareholders of the Goldman Sachs California AMT-Free Fund and New York AMT-Free Fund vote “FOR” Proposal 3, the removal of the secondary investment objective of each Fund.

Q:	How can I vote?

A:	You can vote in any one of four ways:

• By mailing, with the enclosed proxy card after signing and dating;

• Through the Internet by going to the Internet website indicated on your proxy card;

• By telephone, with a toll free call to the number on your proxy card; or

• In person at the Meeting.

We encourage you to vote over the Internet by going to the Internet address provided on your enclosed proxy card or by telephone, by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the proxy statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card?

A:	Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

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Q:	I plan to vote through the Internet. How does Internet voting work?

A:	To vote through the Internet, please log on to the Internet website indicated on your proxy card and follow the instructions provided on the Internet voting Web site.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the proxy statement or the upcoming Meeting, please contact the Trust at 1-800-621 2550.

Q:	What is the relationship between the proxy solicitor, [name], and the Trust?

A:	The Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. The proxy solicitor may contact shareholders on behalf of the Trust, but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION
ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

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GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2007

May, 2007

To the Shareholders of Goldman Sachs Trust:

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) will be held on August 3, 2007, at 2 P.M. (New York time) at the offices Goldman Sachs Asset Management, L.P. located at 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005 for the following purposes:

Matters to be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively the “Funds”):

Proposal 1.	To elect eight Trustees of the Trust.

Matters to be voted upon by Shareholders of each of Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Tollkeeper Fundsm and Goldman Sachs Concentrated International Equity Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Matters to be voted upon by Shareholders of each of Goldman Sachs California AMT-Free Fund and New York AMT-Free Fund, each Fund’s shareholders to vote only with respect to that Fund:

Proposal 3.	To approve the removal of the Fund’s secondary investment objective.

Matters to be voted upon by all Shareholders of each Fund:

Proposal 4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person. Holders of record at the close of business on May 14, 2007, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. Please note that photographic identification will be required for admission to the Meeting. If you cannot be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Trust of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees
of Goldman Sachs Trust

Peter V. Bonanno
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the meeting, please mark your proxy card, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the Internet website found on your proxy card and follow the on-screen instructions.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the meeting, by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SPECIAL MEETING OF SHAREHOLDERS
OF
GOLDMAN SACHS TRUST
71 South Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

May, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Goldman Sachs Trust (the “Trust”) for use at the Trust’s Special Meeting of Shareholders to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 31st Floor, Conference Room A, New York, New York 10005, on August 3, 2007, at 2 P.M. (New York time), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any postponement or adjournment thereof are referred to as the “Meeting.” Please note that photographic identification will be required for admission to the Meeting. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about June 1, 2007.

The Trustees have fixed the close of business on May 14, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trust outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned beneficially more than 5% of any Fund as of May 14, 2007.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers, and personnel of the Fund’s investment advisers and transfer agent and authorized proxy solicitation agent may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded. The Funds will pay their pro-rata share of the expenses associated with this Proxy Statement and solicitation. The Trust has engaged [          ], an independent proxy solicitation firm, to assist in soliciting proxies. The cost of [          ]’s services with respect to the Trust is estimated to be $[     ], plus reasonable out-of-pocket expenses.

If you vote by mail, date, sign and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. If you vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted FOR the election of the Trustee Nominees described in this Proxy Statement; FOR Proposal 2 and/or Proposal 3, if applicable; and in the discretion of the persons named above as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponements thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held in street name and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your broker or bank.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550.

PROPOSAL 1: ELECTION OF TRUSTEES

All Funds listed in Exhibit A

The Proposal relates to the election of members of the Board of Trustees of the Trust (the “Board”). At a meeting held on May 9-10, 2007, the Trustees, including the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust (the “Independent Trustees”), voted to approve and to recommend to the shareholders that they approve a proposal to elect eight Trustees (the “Nominees”) to the Board. If elected (or re-elected, as the case may be) by shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would be able to fill future vacancies by appointment (subject to the requirements of the 1940 Act that at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling shareholder meetings to fill those vacancies.

In 2002, nine Trustees were elected by shareholders. Since then, however, four of those Trustees have, at various times, left the Board as a result of retirement or resignation. Four of the Nominees (Messrs. Bakhru, Harker, Strubel and Shuch) were previously elected by the Trust’s shareholders in 2002 and are standing for re-election by shareholders at the Meeting. One of the Nominees (Mr. Coblentz) has been previously appointed as Trustee by the Board and is standing for election by shareholders for the first time. One of the Nominees (Ms. Uniacke) was previously elected by the Trust’s shareholders in 2002, but resigned on January 1, 2007 to preserve the Board’s composition of at least 75% Independent Trustees. Although not required by the 1940 Act to do so, the Board/Trust has undertaken to preserve the Board’s composition of at least 75% of Independent Trustees. Ms. Uniacke is now standing for election by shareholders. Two of the other Nominees (Ms. Daniels and Ms. Palmer) do not currently serve on the Board.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected or re-elected. If, at the time of the Meeting or any subsequent adjournment or postponement, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee. The Trust proposes the election by all of its shareholders of the eight nominees named in the table below to comprise its Board.

The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills and criteria for new Trustees, and, in consultation with legal counsel for the Independent Trustees, conducted a search for qualified candidates for Board membership, interviewing candidates, and seeking nominees who were both qualified and who would bring relevant expertise to the Board. The Governance and Nominating Committee selected and recommended, and the Board approved, the nominees described in the proxy statement to stand for election.

The following table sets forth the names of the Nominees, their ages, term of office (including length of time served as a Trustee) principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Nominees as Independent Trustees

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(4)	Trustee(5)

Ashok N. Bakhru Age: 64	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 — Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004) and (2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	97	None
			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).
John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present).	97	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(4)	Trustee(5)

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	97	None
			Trustee-Goldman Sachs Mutual Fund Complex (registered investment companies).
Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the Internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Chairman, Northern Mutual Fund Complex (58 Portfolios).
Diana M. Daniels Age: [ ]	Nominee	N/A		97	None
Jessica Palmer Age: [ ]	Nominee	N/A		97	None

Nominees as Interested Trustees

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Address and Age(1)	the Trust	Time Served(2)	During Past 5 Years	Trustee(3)	Trustee(4)

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999- Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	97	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*Kaysie P. Uniacke Age: 46	President & Nominee	President Since 2002	Managing Director, Goldman Sachs (1997- Present).	97	None
		Trustee From 2001 to January 2007	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
		Nominated to be Elected as Trustee in 2007	President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) ( registered investment companies).
Trustee — Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. In addition to the principal occupations set forth above, each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman, Sachs & Co., One New York Plaza, 37th Floor, New York, New York 10004, Attn: Peter V. Bonanno.

(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board (which may be changed by the Trustees without shareholder vote), the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.

(3)	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of May 10, 2007, the Trust consisted of 85 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.

(4)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Information Concerning Meetings of Trustees and Standing Board Committees

In the following discussion, the Funds are classified into several groups (as defined in Exhibit A hereto): Equity Funds, Flex Portfolios, Fixed Income Funds, Asset Allocation Portfolios, Money Market Funds and Specialty Funds.

The Funds have three separate fiscal reporting periods. The Equity Funds have an August 31 fiscal year end, the Fixed Income Funds and Flex Portfolios have an October 31 fiscal year end, and the Money Market Funds, Specialty Funds and Asset Allocation Portfolios have a December 31 fiscal year end. Because these fiscal reporting periods overlap each other, information provided with respect to the fiscal year end of certain Funds may overlap that provided with respect to other Funds.

The Trust held eight meetings during the fiscal year ended August 31, 2006, seven meetings during the fiscal year ended October 31, 2006 and seven meetings during the fiscal year ended December 31, 2006. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. The Trust does not hold annual meetings of shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of shareholders.

The Board has established six standing committees in connection with its governance of the Trust — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.

The Audit Committee oversees the accounting and financial reporting process of the Funds and provides assistance to the full Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. Mr. Bakhru is the chair of the Audit Committee. Mr. Coblentz is the financial expert on the Audit Committee. The Audit Committee held three meetings during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry best practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended October 31, 2006, held three meetings during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected as Independent Trustee Candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee Candidates, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (a) experience in business, financial or investment matters or in other fields of endeavor; (b) reputation; (c) ability to attend scheduled Board and committee meetings; (d) general availability to attend to Board business on short notice; (e) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (f) length of potential service; (g) commitment to the representation of the interests of the Funds and their shareholders; (h) commitment to maintaining and improving Trustee skills and education; and (i) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trusts and such other persons as the Governance and Nominating Committee deems appropriate.

The Compliance Committee has been established for the purpose of overseeing the compliance processes of the Funds and, insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator and transfer agent (except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee). In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met four times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke, as an officer of the Trust, serve on the Valuation Committee. The Valuation Committee met twelve times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Dividend Committee is authorized to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. John Perlowski, Treasurer of the Trust, and Ms. Uniacke, President of the Trust, serve on the Dividend Committee. The Dividend Committee met twelve times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during each of the fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. All of the Independent Trustees serve on the Contract Review Committee.

Board Compensation

The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and/or Audit Committee meeting actually attended by such Independent Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of an Independent Trustee to attend training or other types of conferences relating to the investment company industry.

As noted above, the Funds have three separate fiscal reporting periods. The Equity Funds have an August 31 fiscal year end, the Fixed Income Funds and Flex Portfolios have an October 31 fiscal year end, and the Money Market Funds, Specialty Funds and Asset Allocation Portfolios have a December 31 fiscal year end. The following table sets forth certain information with respect to the compensation of each Independent Trustee for the Trust’s respective fiscal years ended August 31, 2006, October 31, 2006 and December 31, 2006. Please note that these three fiscal years overlap each other and, therefore, the same Trustee compensation appears multiple times in the last three rows of the table. The total compensation paid to each Trustee with respect to all portfolios in the Fund Complex for any twelve-month period is the amount that appears in the appropriate row.

Compensation Table*

Amounts Paid During the Most Recent Fiscal	Ashok N.		John P.		Patrick T.		Mary P.		Richard P.		Wilma P.
Year from Company to Board Members	Bakhru(1)		Coblentz		Harker		McPherson(2)		Strubel		Smelcer(3)

Aggregate Compensation From the Asset Allocation Portfolios (12/31/06)		$12,956		$8,684		$8,684		$8,684		$8,684		$8,684
Aggregate Compensation from the Equity Funds (8/31/06)		$68,019		$45,591		$45,591		$45,591		$45,591		$45,591
Aggregate Compensation from the Fixed Income Funds (10/31/06)		$55,063		$36,907		$36,907		$36,907		$36,907		$36,907
Aggregate Compensation from the Flex Portfolios (10/31/06)		$6,478		$4,342		$4,342		$4,342		$4,342		$4,342
Aggregate Compensation from the Money Market Funds (12/31/06)		$51,824		$34,736		$34,736		$34,736		$34,736		$34,736
Aggregate Compensation from the Specialty Funds (12/31/06)		$16,195		$10,855		$10,855		$10,855		$10,855		$10,855
Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses (all fiscal years)		$0		$0		$0		$0		$0		$0
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 8/31/06)	$		$		$		$		$		$
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 10/31/06)	$		$		$		$		$		$
Total Compensation From Fund Complex (including the Funds†) (for the fiscal year ended 12/31/06)		$246,200		$165,000		$165,000		$165,000		$165,000		$165,000

*	Only Independent Trustees are compensated by the Funds; directors who are “interested persons,” as defined by the 1940 Act, do not receive compensation from the Funds.

†	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 85 portfolios and the Goldman Sachs Variable Insurance Trust consisted of 12 portfolios as of May 10, 2007.

(1)	Includes compensation as Board Chairman

(2)	Ms. McPherson will be retiring in June 2007. Ms. McPherson is not standing for re-election.

(3)	Ms. Smelcer resigned from the Board on January 1, 2007. Ms. Smelcer is not standing for re-election.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee in the investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust:

Aggregate Dollar Range
of Equity Securities
in All Portfolios in
Fund Complex
	Dollar Range of	Overseen
Name of Nominee	Equity Securities in Each Fund(1)	By Nominee(2)

Independent Trustees
Ashok N. Bakhru(2)	Goldman Sachs Capital Growth Fund: Over $100,000	Over $100,000
Goldman Sachs Structured Equity Fund: Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

John P. Coblentz, Jr.	Goldman Sachs Growth Opportunities Fund: $50,001-$100,000	Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000
Goldman Sachs Small Cap Value Fund: $50,001-$100,000
Goldman Sachs Emerging Markets Equity Fund: $10,001-$50,000

Patrick T. Harker	Goldman Sachs Capital Growth Fund: $50,001-$100,000	Over $100,000
Goldman Sachs Mid Cap Value Fund: $10,001-$50,000
Goldman Sachs Small Cap Value Fund: $10,001-$50,000
Goldman Sachs Concentrated International Equity Fund: $10,001-$50,000

Richard P. Strubel	Goldman Sachs Small/Mid Cap Growth Fund: Over $100,000	Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

Diana M. Daniels	None	None

Jessica Palmer	None	None

Interested Trustees
Alan A. Shuch	Goldman Sachs Capital Growth Fund: Over $100,000	Over $100,000
Goldman Sachs Mid Cap Value Fund: Over $100,000

Kaysie P. Uniacke	Goldman Sachs Capital Growth Fund: Over $100,000	Over $100,000
Goldman Sachs Large Cap Value Fund: Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee in the portfolios of the Trust as of May 1, 2007.

(2)	The Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust. As of May 10, 2007, the Trust consisted of 85 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.

None of the Nominees or officers of the Trust beneficially owned individually, nor did the Nominees or officers beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of May 14, 2007.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH
NOMINEE LISTED ABOVE.

PROPOSAL 2:

Approval of Change in the
Sub-Classification under the Investment Company Act of 1940
From a Diversified to a Non-Diversified Company and
Elimination of a Related Investment Restriction

Goldman Sachs Real Estate Securities Fund,
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs Tollkeeper Fundsm and
Goldman Sachs Concentrated International Equity Fund
(each, a “Proposal 2 Fund, and collectively, the “Proposal 2 Funds”)

Each of the Proposal 2 Funds is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Proposal 2 Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Proposal 2 Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Proposal 2 Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

Each Proposal 2 Fund currently has in place a fundamental investment limitation with respect to diversification. This limitation (which may only be changed with shareholder approval) provides that the Fund “may not make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act of 1940 (the “1940 Act”)”.

At the Meeting, shareholders of each Proposal 2 Fund will be asked to approve a change in the sub-classification of each Proposal 2 Fund under the 1940 Act from a “diversified” fund to a “non-diversified” fund and to eliminate the investment limitation quoted above. If approved, each Proposal 2 Fund will no longer be subject to the diversification limitation discussed above.

Changing each Proposal 2 Fund’s status to non-diversified would provide the Fund’s investment adviser with enhanced flexibility in managing the assets of the Fund. The Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Tollkeeper Fund sm all invest substantially in areas of relatively limited investment opportunity, whether in the real estate industry or in high-quality technology companies. The number of attractive issuers in these areas is relatively limited, and each Proposal 2 Fund’s ability to invest in attractive issuers in these areas is restricted by the limitations imposed by its sub-classification as a diversified fund under the 1940 Act. The Goldman Sachs Concentrated International Equity Fund invests in companies within developed and emerging countries outside the U.S. The Fund aims to hold a concentrated portfolio of 30-45 securities. The portfolio managers believe by concentrating the Fund’s investments, they will achieve better performance. In order to concentrate in such a manner, the portfolio managers must have the additional flexibility that a non-diversified fund provides. If Proposal 2 is approved by a Proposal 2 Fund’s shareholders at the Meeting, that Proposal 2 Fund would be permitted to invest a greater portion of its assets in fewer issuers. However, despite this added flexibility, shareholders should note that if the change in each Proposal 2 Fund’s sub-classification to “non-diversified” is approved, the Fund’s investment risk may also increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 2 is approved on behalf of each Proposal 2 Fund, each Fund would be subject to greater risk than it currently is subject to as a diversified Fund.

It should be noted that, although each Proposal 2 Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal at the Meeting, each Proposal 2 Fund will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as

amended (the “IRC”). For purposes of the IRC, each Proposal 2 Fund operates as a “regulated investment company.” As such, each Proposal 2 Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Fund’s total assets at the end of each tax year quarter must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which each Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that each Fund controls and are engaged in the same, similar or related trades or businesses. These limits apply only as of the end of each quarter of each Proposal 2 Fund’s fiscal year. These Federal tax diversification requirements, or each Fund’s determination to comply with them, may change in the future without shareholder approval.

Note that you are being asked to approve Proposal 2 only with respect to the Proposal 2 Fund(s) of which you currently own shares. Proposal 2 will be voted upon separately by shareholders of each Proposal 2 Fund. A vote for Proposal 2 with respect to one Fund will not affect the approval of Proposal 2 with respect to any other Proposal 2 Funds.

At a meeting held on May 9-10, 2007, the Board considered the recommendation of each Proposal 2 Fund’s investment adviser to change each Fund’s sub-classification under the 1940 Act to a non-diversified company and to eliminate each Fund’s related investment restriction. The Board considered all relevant factors, including the potential impact of Proposal 2 on the Funds and the reasons for Proposal 2 discussed above. Following their consideration of these matters, the Board unanimously approved the proposed change in each Proposal 2 Fund’s sub-classification to “non-diversified” and the elimination of each Proposal 2 Fund’s related investment restriction, and unanimously recommended that the proposed change also be approved by shareholders at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

* * *

PROPOSAL 3:

Approval of Removal of Secondary Investment Objective

Goldman Sachs California AMT-Free Municipal Fund (‘‘CA Fund”)
Goldman Sachs New York AMT-Free Municipal Fund (‘‘NY Fund”)
(each a ‘‘Proposal 3 Fund”, and collectively, the ‘‘Proposal 3 Funds”)

Each Proposal 3 Fund seeks, as a primary investment objective, a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax (in the case of the CA Fund) or from New York State and City personal income taxes (in the case of the NY Fund), and is consistent with preservation of capital. Each Proposal 3 Fund also seeks, as a secondary investment objective, to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ credit quality.1

Each Proposal 3 Fund’s secondary investment objective generally requires (i) that the Fund’s average credit quality be AA/A+; and (ii) that the Fund maintain intermediate duration. At the Meeting, shareholders of each Proposal 3 Fund will be asked to approve a proposal to remove the Fund’s secondary investment objective, thereby eliminating these requirements and providing the Fund’s portfolio managers with additional flexibility in managing the Fund’s portfolio. Each Fund’s primary investment objective will remain unchanged.

Each Proposal 3 Fund has maintained an average credit quality of AA/A+ or better in the past. However, if Proposal 3 is approved, each Proposal 3 Fund would be permitted to have an average credit quality that at times varies from AA/A+. Each Fund’s minimum credit quality of BBB/Baa, which is applied to all portfolio securities at the time of purchase, would remain unchanged. Accordingly, if Proposal 3 is approved, each Proposal 3 Fund and its portfolio managers would be permitted to take advantage of market opportunities with respect to securities rated lower than AA/A+, but rated at least BBB/Baa at the time of purchase, even if the purchase of those securities would cause the Fund’s average credit quality to vary at times from AA/A+.

The removal of each Proposal 3 Fund’s secondary investment objective would also remove any requirement that the Fund, as part of its investment objective, maintain an intermediate duration. A fund’s duration approximates its price sensitivity to changes in interest rates. Due to a recent change in each Fund’s benchmark securities index, effective June 1, 2007, each Proposal 3 Fund’s target duration, under normal interest rate conditions, will equal that of the Lehman Brothers Aggregate Municipal Bond Index (the “Index”), plus or minus one year. (Over the last 10 years, the duration of the Index has ranged between six and eight years). If Proposal 3 is approved, the Fund will no longer be subject to any restrictions with respect to its duration.

The removal of each Proposal 3 Fund’s secondary investment objective may present certain risks. As noted above, each Proposal 3 Fund is permitted to purchase only securities rated BBB/Baa or higher at the time of purchase. Currently, however, the requirements of each Proposal 3 Fund’s secondary investment objective limit to a certain extent the ability of the Fund to invest in securities rated lower than AA/A+. However, if Proposal 3 is approved by shareholders, a Proposal 3 Fund’s average credit quality could fall below AA/A+ in the future, and the Fund could be subject to additional credit risk. Securities with lower credit ratings typically pay a higher rate of interest and can increase fund returns. However, adverse economic conditions or changing circumstances may weaken the capability of an issuer of such securities to make interest payments and repay principal.

If Proposal 3 is approved, the Fund will no longer be subject to any restrictions with respect to its duration. Typically, longer-duration bonds provide higher income. The longer the duration of a bond, the more sensitive the

[1]	Each Proposal 3 Fund determines its average credit quality by (i) looking to the rating assigned to each portfolio security by a nationally recognized statistical rating organization (“NRSRO”) such as Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”); and then (ii) calculating the overall weighted average credit quality rating of the securities in each Fund. If a security is not rated by an NRSRO, the investment adviser will make a comparable rating determination to be used in calculating the overall average credit quality.

bond’s price is to changes in interest rates. Accordingly, if the Fund’s average duration were to increase, the Fund’s sensitivity to interest rate changes would also increase.

At a meeting held on May 9-10, 2007, the Board considered the proposed change to the investment objective of each Proposal 3 Fund. The Board considered all relevant factors, including the potential impact of Proposal 3 on the Funds and the reasons for Proposal 3 discussed above. Following its consideration of these matters, the Board unanimously approved the proposed change in each Proposal 3 Fund’s investment objective, and unanimously recommended that the Proposal 3 also be approved by shareholders at the Meeting.

Note that you are being asked to approve Proposal 3 only with respect to the Proposal 3 Fund(s) of which you currently own shares. Proposal 3 will be voted upon separately by shareholders of each Proposal 3 Fund. A vote for Proposal 3 with respect to one Fund will not affect the approval of Proposal 3 with respect to the other Proposal 3 Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 3.

* * *

OFFICERS OF THE TRUST

The following table sets forth the names of the Trust’s officers, their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trust’s investment advisers, custodian and distributor, the Trust itself has no employees. The Trust’s officers do not receive any compensation from the Trust for serving as such.

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 46	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-2006).
President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).
Trustee, Gettysburg College.
James McNamara 32 Old Slip New York, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).
James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999 — Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 43	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006-present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996-June 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986-Present). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Senior Vice President and Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 — Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 45	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 49	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985-June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).
Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995-October 1998).
Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Scott McHugh 32 Old Slip New York, NY 10005 Age: 35	Assistant Treasurer	Since 2007	Vice President, Goldman Sachs (February 2000- Present); Director, Deutsche Asset Management or its predecessor (1998-2007); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007).
Assistant Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 39	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006- Present); Associate General Counsel, Goldman Sachs (2002 — Present); Vice President (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002). Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2003-2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 42	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001 — Present); and Vice President, Goldman Sachs (1997 — December 2001).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 44	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 — Present). Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

	Position(s)	Term of Office
Name, Age	Held with	and Length of	Principal Occupation(s)
and Address	the Trust	Time Served(1)	During Past 5 Years

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 — Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996 — Present).
Assistant Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

(1)	Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on December 14, 2006, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trust on behalf of the Fixed Income Funds for the fiscal year ending October 31, 2007 and on behalf of the Specialty Funds, Money Market Funds and Asset Allocation Portfolios for the fiscal year ending December 31, 2007. At a meeting of the Board of Trustees held on November 9, 2006, the Audit Committee recommended, and the Board, including a majority of the non-interested Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trust on behalf of the Equity Funds for the fiscal year ending August 31, 2007 and on behalf of the Flex Portfolios for the fiscal year ending October 31, 2007. Ernst & Young LLP served as the Trust’s independent registered public accountants for the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for the 2005 and 2006 fiscal years.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the annual, and in certain cases semi-annual, financial statements of the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds for the fiscal years ended 2005 and 2006 were $762,000 and $1,071,400, respectively.

The aggregate fees billed by Ernst & Young LLP for professional services for the audits of the annual financial statements of the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for the fiscal years ended 2005 and 2006 were $427,000 and $848,750, respectively.

Fees included in the audit fees category are those associated with the annual and in certain cases semi-annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds, but not reported as audit fees for the fiscal years ended 2005 and 2006 were $234,400 and $195,000, respectively.

Fees included in the audit-related category are those associated with review of GSAM’s profitability by Fund.

There were no audit-related fees billed by Ernst & Young LLP for services rendered to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees for the fiscal years ended 2005 and 2006.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of audit-related fees billed by the Funds’ independent public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

Audit Related Fees	2005	2006	Description of Services Rendered

PricewaterhouseCoopers LLP	$683,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70
PricewaterhouseCoopers LLP	$0	$10,000	Audit related time borne by the funds’ adviser
Ernst & Young LLP	$0	$0	N/A

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds for tax compliance, tax advice and tax planning for the fiscal years ended 2005 and 2006 were $176,800 and $281,400, respectively.

The aggregate fees billed by Ernst & Young LLP for services rendered to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds for tax compliance, tax advice and tax planning for the fiscal years ended 2005 and 2006 were $84,850 and $107,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountants’ tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No tax fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years ended 2005 and 2006.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Flex Portfolios, Money Market Funds, Equity Funds and certain Specialty Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the fiscal years ended 2005 and 2006.

No fees were billed by Ernst & Young LLP for products and services provided to the Asset Allocation Portfolios, the Fixed Income Funds and certain Specialty Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the fiscal years ended 2005 and 2006.

PricewaterhouseCoopers LLP and Ernst & Young LLP did not bill any fees for professional services rendered to the Funds, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of all other fees billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

All Other Fees	2005	2006	Description of Services Rendered

PricewaterhouseCoopers LLP	$0	$125,500	Review of fund reorganization documents
Ernst & Young LLP	$309,782	$70,000	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM and Goldman Sachs Mutual Funds (2005).

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The audit committee will pre-approve, pursuant to pre-approval policies established from time to time by the audit committee, all engagements of the Funds’ independent auditors that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trust by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Trust by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Funds’ investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Funds’ independent registered public accountants.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of any Proposal. Because each Fund is a series of the Trust, with respect to Proposal 1, your vote will be counted together with the votes of shareholders of the other Funds affected by Proposal 1. With respect to Proposal 2 and Proposal 3, each Proposal will be voted upon separately by shareholders of each Proposal 2 Fund or Proposal 3 Fund. A vote for Proposal 2 or 3 with respect to one Fund will not affect the approval of Proposal 2 or 3 with respect to the other Funds. Cumulative voting is not permitted. The election of each Nominee of the Trust requires a plurality of the votes cast by all shareholders present at the Meeting. The adoption of Proposal 2 and Proposal 3 requires an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the meeting or represented by proxy if holders of shares representing 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Proposal to elect Trustees, other than for quorum purposes, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment, for which the required vote is a percentage of the shares present in person or by proxy, and against Proposals 2 and 3, for which the required vote is a 1940 Act Majority.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal in favor of such an adjournment, and will vote those proxies required to be voted against such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders.

OTHER BUSINESS

The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION
Investment Advisers

Goldman Sachs Asset Management
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD

Distributor

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

May   , 2007

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Trust at 1-800-621-2550.

EXHIBIT A

Throughout this Proxy Statement, the Goldman Sachs Funds are classified into the following groups: Equity Funds, Flex Portfolios, Fixed Income Funds, Asset Allocation Portfolios, Money Market Funds, and Specialty Funds. Each Fund’s classification and Shares outstanding as of May 14, 2007 is set forth in the table below.

Fund	Fund Group Classification	Outstanding Shares

Goldman Sachs Asia Equity Fund	Equity Funds	[ ]
Goldman Sachs Balanced Fund	Equity Funds	[ ]
Goldman Sachs Balanced Strategy Portfolio,	Asset Allocation Portfolios	[ ]
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)	Equity Funds	[ ]
Goldman Sachs California AMT-Free Municipal Fund	Fixed Income Funds	[ ]
Goldman Sachs Capital Growth Fund	Equity Funds	[ ]
Goldman Sachs Commodity Strategy Fund	Specialty Funds	[ ]
Goldman Sachs Concentrated Growth Fund	Equity Funds	[ ]
Goldman Sachs Concentrated International Equity Fund (formerly International Equity Fund)	Equity Funds	[ ]
Goldman Sachs Core Fixed Income Fund	Fixed Income Funds	[ ]
Goldman Sachs Core Plus Fixed Income Fund	Fixed Income Funds	[ ]
Goldman Sachs Emerging Markets Debt Fund	Fixed Income Funds	[ ]
Goldman Sachs Emerging Markets Equity Fund	Equity Funds	[ ]
Goldman Sachs Enhanced Income Fund	Fixed Income Funds	[ ]
Goldman Sachs Equity Growth Strategy Portfolio	Asset Allocation Portfolios	[ ]
Goldman Sachs — Financial Square Federal Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Government Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Money Market Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Prime Obligations Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Tax-Free Money Market Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Treasury Instruments Fund	Money Market Funds	[ ]
Goldman Sachs — Financial Square Treasury Obligations Fund	Money Market Funds	[ ]
Goldman Sachs Global Income Fund	Fixed Income Funds	[ ]
Goldman Sachs Government Income Fund	Fixed Income Funds	[ ]
Goldman Sachs Growth and Income Fund	Equity Funds	[ ]
Goldman Sachs Growth and Income Strategy Portfolio	Asset Allocation Portfolios	[ ]
Goldman Sachs Growth Opportunities Fund	Equity Funds	[ ]
Goldman Sachs Growth Strategy Portfolio	Asset Allocation Portfolios	[ ]
Goldman Sachs High Yield Fund	Fixed Income Funds	[ ]
Goldman Sachs High Yield Municipal Fund	Fixed Income Funds	[ ]
Goldman Sachs Income Strategies Portfolio	Asset Allocation Portfolios	[ ]
Goldman Sachs Institutional Liquid Assets Federal Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Money Market Portfolio	Money Market Funds	[ ]

A-1

Fund	Fund Group Classification	Outstanding Shares

Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio	Money Market Funds	[ ]
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio	Money Market Funds	[ ]
Goldman Sachs International Real Estate Securities Fund	Specialty Funds	[ ]
Goldman Sachs International Small Cap Fund	Equity Funds	[ ]
Goldman Sachs Investment Grade Credit Fund	Fixed Income Funds	[ ]
Goldman Sachs Japanese Equity Fund	Equity Funds	[ ]
Goldman Sachs Large Cap Value Fund	Equity Funds	[ ]
Goldman Sachs Mid Cap Value Fund	Equity Funds	[ ]
Goldman Sachs Municipal Income Fund	Fixed Income Funds	[ ]
Goldman Sachs New York AMT-Free Municipal Fund	Fixed Income Funds	[ ]
Goldman Sachs Real Estate Securities Fund	Specialty Funds	[ ]
Goldman Sachs Satellite Strategies Portfolio	Asset Allocation Portfolios	[ ]
Goldman Sachs Short Duration Government Fund	Fixed Income Funds	[ ]
Goldman Sachs Short Duration Tax-Free Fund	Fixed Income Funds	[ ]
Goldman Sachs Small Cap Value Fund	Equity Funds	[ ]
Goldman Sachs Small/Mid Cap Growth Fund	Equity Funds	[ ]
Goldman Sachs Strategic Growth Fund	Equity Funds	[ ]
Goldman Sachs Structured International Equity Flex Fund	Flex Portfolios	[ ]
Goldman Sachs Structured International Equity Fund	Equity Funds	[ ]
Goldman Sachs Structured Large Cap Growth Fund	Equity Funds	[ ]
Goldman Sachs Structured Large Cap Value Fund	Equity Funds	[ ]
Goldman Sachs Structured Small Cap Equity Fund	Equity Funds	[ ]
Goldman Sachs Structured Tax-Managed Equity Fund	Specialty Funds	[ ]
Goldman Sachs Structured U.S. Equity Flex Fund	Flex Portfolios	[ ]
Goldman Sachs Structured U.S. Equity Fund	Equity Funds	[ ]
Goldman Sachs Tennessee Municipal Fund	Fixed Income Funds	[ ]
Goldman Sachs Tollkeeper Fundsm	Specialty Funds	[ ]
Goldman Sachs U.S. Equity Dividend and Premium Fund	Specialty Funds	[ ]
Goldman Sachs U.S. Mortgages Fund	Fixed Income Funds	[ ]
Goldman Sachs Ultra-Short Duration Government Fund	Fixed Income Funds	[ ]

A-2

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of May 14, 2007, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of each Fund:

		Shares, Type of	Percentage
Shareholder Name and Address	Class	Ownership	of Fund

B-1

EXHIBIT C

NOMINATING COMMITTEE CHARTER

Goldman Sachs Funds Governance and Nominating Committee Charter

Organization and Purpose

The Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (together the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who are independent of the management of Goldman, Sachs & Co. and who are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Board Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Committee Responsibilities

The Committee will have the following responsibilities:

•	Monitor the actions of the Board of Trustees in light of the Statement of Policy set forth in this Charter.

•	Monitor the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommend such changes to those policies as the Committee deems appropriate from time to time.

•	Monitor the Funds’ standards of Trustee independence.

•	Oversee and review the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommend such actions as the Committee deems appropriate.

•	Keep informed of regulatory changes and industry practices relating to mutual fund governance and recommend such changes as the Committee deems appropriate.

•	Oversee the continuing education of incumbent and new independent Trustees.

•	Review periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Select and nominate candidates for election or appointment as non-interested members of the Board of Trustees as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

C-1

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as non-interested members of the Board of Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Committee will consider, among other criteria, a candidate’s:

a)	experience in business, financial or investment matters or in other fields of endeavor;

b)	reputation;

c)	ability to attend scheduled Board and Committee meetings;

d)	general availability to attend to Board business on short notice;

e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

f)	length of potential service;

g)	commitment to the representation of the interests of the Funds and their shareholders;

h)	commitment to maintaining and improving Trustee skills and education; and

i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees of the Trusts and such other persons as the Committee deems appropriate.

Additional Matters

•	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted: Jan. 29, 2003
Amended: August 10, 2006

C-2

GOLDMAN SACHS TRUST
THREE EASY WAYS TO VOTE YOUR PROXY
READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.
MAIL: Vote, sign, date and return your proxy by mail.
INTERNET: Go to [  ] and follow the on-line directions.
TELEPHONE: Call [  ] and follow the simple instructions.
IF YOU VOTE BY INTERNET OR TELEPHONE, DO NOT MAIL YOUR PROXY.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2007
FUND NAME PRINTS HERE
The undersigned hereby appoints [  ] and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, August 3, 2007 at 2 p.m., New York time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ON ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

Date
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Signature           (PLEASE SIGN WITHIN BOX)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.
PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X)
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.
FOR SHAREHOLDERS OF ALL FUNDS:
ITEM 1. To elect Trustees
Nominees:

(01) Ashok N. Bakhru
(02) John P. Coblentz, Jr.
(03) Diana M. Daniels
(04) Patrick T. Harker
(05) Jessica Palmer
(06) Alan A. Shuch
(07) Richard P. Strubel
(08) Kaysie P. Uniacke

FOR all Nominees listed	WITHHOLD authority to
(except as marked to the	vote for all nominees
contrary below)

( )	( )
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

FOR SHAREHOLDERS OF GOLDMAN SACHS REAL ESTATE SECURITIES FUND, GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND, GOLDMAN SACHS TOLLKEEPER FUND (SM) AND GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY:
ITEM 2. To approve a change in the sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and elimination of a related investment restriction.

FOR	AGAINST	ABSTAIN

( )	( )	( )
FOR SHAREHOLDERS OF GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND AND GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND ONLY:
ITEM 3. To approve the removal of the Secondary Investment Objective.

FOR	AGAINST	ABSTAIN

( )	( )	( )
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EZVOTE SM CONSOLIDATED PROXY CARD
THE TOP HALF OF THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY CARD. IT REFLECTS ALL OF YOUR ACCOUNTS REGISTERED TO THE SAME SOCIAL SECURITY OR TAX I.D. NUMBER AT THIS ADDRESS. BY VOTING AND SIGNING THE CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL OF THESE ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE OF THE FORM.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.
PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 3, 2007
The undersigned hereby appoints [  ] and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Friday, August 3, 2007 at 2 p.m., New York time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

Date
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Signature           (PLEASE SIGN WITHIN BOX)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.
IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
VOTING OPTIONS
VOTING BY MAIL
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Please mark, sign and date your Proxy card.
3. Return the signed Proxy card in the accompanying envelope which requires no postage if mailed in the United States.
VOTING BY INTERNET
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Go to [  ].
3. Follow the on-line instructions.

VOTING BY TOUCH-TONE PHONE
1. Read the accompanying Proxy Statement and have the Proxy card at hand.
2. Call the toll-free number [  ].
3. Follow the recorded instructions.
NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTIONS FORM.
INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.
NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED VOTING INSTRUCTIONS FORM ABOVE.

Date
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Signature           (PLEASE SIGN WITHIN BOX)
NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

EZVOTE SM CONSOLIDATED PROXY CARD
PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X)
PLEASE DO NOT USE FINE POINT PENS.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.
FOR SHAREHOLDERS OF ALL FUNDS:
ITEM 1. To elect Trustees
Nominees:
(01) Ashok N. Bakhru
(02) John P. Coblentz, Jr.
(03) Diana M. Daniels
(04) Patrick T. Harker
(05) Jessica Palmer
(06) Alan A. Shuch
(07) Richard P. Strubel
(08) Kaysie P. Uniacke

FOR all Nominees listed	WITHHOLD authority to
(except as marked to the	vote for all nominees
contrary at left)

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INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

FOR SHAREHOLDERS OF GOLDMAN SACHS REAL ESTATE SECURITIES FUND, GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND, GOLDMAN SACHS TOLLKEEPER FUND (SM) AND GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND ONLY:
ITEM 2. To approve a change in the sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company and elimination of a related investment restriction.

FOR	AGAINST	ABSTAIN

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FOR SHAREHOLDERS OF GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND AND GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND ONLY:
ITEM 3. To approve the removal of the Secondary Investment Objective.

FOR	AGAINST	ABSTAIN

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PLEASE SIGN AND DATE ON THE REVERSE SIDE.
IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS.

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.
999 999 999 999 99
000 0000000000 000 0
JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 00000
FUND NAME PRINTS HERE

ITEM 1. ELECTION OF TRUSTEES	FOR ALL	WITHHOLD
(See Nominee list on consolidated ballot.)	EXCEPT*	ALL

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* EXCEPT

	FOR	AGAINST	ABSTAIN

ITEM 2. CHANGE TO NON-DIVERSIFIED*	( )	( )	( )

ITEM 3. REMOVE SECONDARY INVESTMENT OBJECTIVE*	( )	( )	( )
* Please read Consolidated Ballot above for full text of proposals.